SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ______________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported)   October 11, 1999
                                ______________


                             GLOBAL CROSSING LTD.
 ___________________________________________________________________________
              (Exact Name of Registrant as Specified in Charter)


     Bermuda                      000-24565                   98-0189783
  ___________                    ___________               _______________
 (State or Other Jurisdiction   (Commission                 (IRS Employer
       of Incorporation)        File Number)             Identification No.)


              Wessex House, 45 Reid Street, Hamilton HM12 Bermuda
  ___________________________________________________________________________
  (Address of Principal Executive Offices)                         (Zip Code)


      Registrant's telephone number, including area code   (441) 296-8600

                                ______________


                                NOT APPLICABLE
  ___________________________________________________________________________
             (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On October 11, 1999, the Registrant issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         The following exhibit is filed as part of this Current Report on Form 8-K:


         Exhibit Number                               Exhibit
         --------------                               -------
         99.1                                    Press Release of the
                                                 Registrant, dated
                                                 October 11, 1999






















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

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GLOBAL CROSSING LTD.



                                          By:    /s/ Dan J. Cohrs
                                                 --------------------------
                                          Name:  Dan J. Cohrs
                                          Title: Senior Vice President and
                                                   Chief Financial Officer


Dated:  October 12, 1999































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